                                                                    Exhibit 10.9

                        COMMERCIAL SECURITY AGREEMENT



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  PRINCIPAL      LOAN DATE    MATURITY     LOAN NO   CALL    COLLATERAL   ACCOUNT    OFFICER    INITIALS
$3,000,000.00   01-05-1998   07-31-1998     9003      Y         7420      7057008     11049
============================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
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


BORROWER:  1-800 CONTACTS, INC.             LENDER: ZIONS FIRST NATIONAL BANK
           13751 SOUTH WADSWORTH PK DRIVE,          HEAD OFFICE/COMMERCIAL LOANS
           SUITE D-140                              #1 SOUTH MAIN STREET
           DRAPER, UT 84020                         P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between 1-800 CONTACTS, INC. (referred lo below as "Grantor"); and ZIONS FIRST NATIONAL BANK (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security Interest In the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

   Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

      All Inventory, chattel paper, accounts, equipment and general intangibles

   In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

      (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

      (b) All products and produce of any of the property described in this Collateral section.

      (c) All accounts, general Intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described In this Collateral section.

      (d) All proceeds (Including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described In this Collateral section.

      (e) All records and data relating to any of the property described In this Collateral section, whether in the form of a writing, photograph, microffim. microfiche, or electron media, together with all of Grantor's right, file, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

   Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below In the section titled "Events of Default."

   Grantor. The word "Grantor" means 1-800 CONTACTS, INC., its successors and assigns

   Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

   Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note, including all principal and interest, together with all other Indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later, whether they are voluntary or Involuntary, due or not

01-05-1998               COMMERCIAL SECURITY AGREEMENT                    Page 2
                                 (Continued)

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due, direct or Indirect, absolute or contingent, liquidated or unliquidated;
whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable,

     Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated January 6, 1998, In the principal amount of $3,000,000.00 from I-800 CONTACTS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substilutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and Include without Initiation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other Instruments, agreements and documents, whether now or hereafter existing, executed In connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lendees Interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as Its Irrevocable attorney-in-fact for the purpose of executing any documents necessary to Perfect or to continue the security Interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     Location of Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including, without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

01-05-1998              COMMERCIAL SECURITY AGREEMENT                     Page 3
                                 (Continued)

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     Transactions Involving Collateral.  Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral other than in the normal course of business (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral, of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral; except such happenings and events which occur in the normal course of business.

     Taxes, Assessments and Liens.   Grantor will pay when due all taxes,
     assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's Interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and

01-05-1998             COMMERCIAL SECURITY AGREEMENT                      Page 4
                                 (Continued)

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     Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the paymentof the indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days'" prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, irduding if it so chooses "single interest insurance," which will cover only Lendees interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the Insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds In trust for Grantor, and Lender Is not the agent of Grantor for payment of the Insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantors sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request Including the following: (a) the name of the Insurer, (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise Rs rights to called the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to

01-05-1998               COMMERCIAL SECURITY AGREEMENT                    Page 5
                                 (Continued)

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to have exercised reasonable care in the custody and preservation of the
Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of Itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights In the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security Interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for Insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes seat then bear Interest at the rate charged under the Note from the date Incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lendees option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any Installment payments to become due during either (i) the term of any applicable Insurance policy or (iii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantors ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents Is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantors property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there Is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and If Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in is sole discretion, as being an adequate reserve or bond for thedispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

01-05-1998             COMMERCIAL SECURITY AGREEMENT                      Page 7
                                 (Continued)

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     Cumulative Remedies.  All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularity or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Utah. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

     ARBITRATION DISCLOSURES:

           1.   AS USED IN THIS ARBITRATION SECTION, THE TERM
                "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

           2.   ARBITRATION IS USUALLY FINAL AND BINDING ON THE
                PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

           3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

           4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

           5.   ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE
                FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

           6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

           7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

   (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted In Salt Lake City, Utah. The arbitrators) shall have the qualifications set forth In subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

   (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered In connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited In subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 63 of the Federal Rules of Civil Procedure or Rule 63 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to ft court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected In Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth In subparagraph (c) hereto.

01-05-1998             COMMERCIAL SECURITY AGREEMENT                      Page 8
                                 (Continued)

================================================================================

   (c) The arbitrators) or rateree(s) shall be selected In accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shah be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable In the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable Attorneys' fees, administrative fees, arbitrators" fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

   (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following Initiation: the arbitration or reference award Is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); If the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shah include amounts awarded for arbitration loan, attorneys' fees, interest, and all other related costs.

   (e) At the Lender's option, foreclosure under a dead of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration If any other party contests such action for judicial relief.

   (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section I et seq., shall apply to the construction and Interpretation of this arbitration paragraph.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expertises whether or not a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the Court.

Caption Headings. Caption headings In this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice Is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party"s address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor wig keep Lender informed at all times of Grantors current addresses).

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, cow, receive, receipt for, sue and r9oover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and al claims, instruments, receipts, checks, drafts or warrants Issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part In any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred Is and shall be Irrevocable and shall remain In full force and effect unfit renounced by Lender.

01-05-1998             COMMERCIAL SECURITY AGREEMENT                      Page 9
                                 (Continued)

================================================================================

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstances such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement In all other respects shall remain valid and enforceable.

Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

   Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent of subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JANUARY 5, 1998.

BORROWER:

1-800 CONTACTS, INC.


By:  /s/ Jonathan C. Coon               By:  /s/ John F. Nichols
   --------------------------------        -----------------------------------
     JONATHAN C. COON, PRESIDENT             JOHN NICHOLS, VICE PRESIDENT

                      FIRST AMENDMENT TO LOAN AGREEMENT

     This First Amendment to Loan Agreement (the "Amendment") is executed this 5th day of January, 1998, by and between 1-800 CONTACTS, INC., formerly known as 1-800-LENS NOW, INC., (the "Borrower") and ZIONS FIRST NATIONAL BANK (the "Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated October 1, 1997, which provided, among others things for Lender to provide a Revolving Line of Credit in the principal amount of One Million Dollars (1,000,000.00) (The "Loan Agreement"); and

     WHEREAS, Borrower has requested Lender to renew and Increase the outstanding Revolving Line of Credit to Three Million Dollars (3,000,00.00).

     WHEREAS, Lender has agreed to such request provided, among other things, Borrower executes and delivers this Amendment.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Agreement is hereby amended as follows:
(all capitalized terms not otherwise defined have the same meaning as provided in the Loan Agreement).

1. The Section entitled BORROWING BASE, is hereby deleted in Rs entirety and replaced as follows:

     BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $3,000,000.00 until January 31, 1998, $2,750,000.00 on February 28, 1998 to $2,225,000.00 on March 31, 1998 to
     $1,750,000.00 and on April 30, 1998 to $1,000,000.00.  If initial public offering is completed for at least $10,000,000.00 the line of credit may remain at $1,500,000.00 on April 30, 1998 and thereafter; or (b) 50.000% of the aggregate amount of Eligible Inventory.

2. The Section entitled INVENTORY REPORT is hereby deleted in its entirety and replaced as follows:

     INVENTORY REPORT. Borrower shall furnish to Lender a weekly inventory report as requested within (1) day from week end, but no later than the Monday of each week for the prior week.

3. A New Section entitled MONTHLY FINANCIAL STATEMENTS is hereby added to the Loan Agreement:

     MONTHLY FINANCIAL STATEMENTS. Until such time as the Initial Public Offering is completed, Borrower shall provide Borrowers balance sheet and profit loss statement monthly within forty five (45) days of the end of each month.

4. The Section entitled COLLATERAL RECORDS is hereby deleted in its entirety and replaced as follows:

   COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrowers Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower"s Inventory: 13751 South Wadsworth Park Drive, Building D, Suite 140, Draper, UT. and 33 East 12675 South, Draper, UT 84020.

5. The Section entitled INSECURITY is hereby deleted in its entirety.

   Except as amended herein, all other terms and conditions of the Loan Agreement remain in full force and effect and are applicable to this Amendment.

   IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date and year first above written.



1-800 CONTACTS, INC.                           ZIONS FIRST NATIONAL BANK

By:  /s/ Jonathan C. Coon                      By: /s/ Brett Eliason
    --------------------------                    ---------------------------
     Jonathan C. Coon                              Brett Eliason
     Its:  President                               Its:  Vice President

                   SIDE LETTER TO LINE OF CREDIT AGREEMENTS


Whereas as 1-800 CONTACTS, Inc. ("Borrower") and Zions First National Bank ("Lender") have entered into various agreements related to a line of credit extended by Lender to Borrower, including but not limited to a Loan Agreement, as amended, Promissory Note, Commercial Security Agreement, and various Commercial Guaranty agreements ("LOC Agreements"), all of even or approximate date herewith;

Borrower and Lender desire to memorialize their understanding with regard to certain matters pertaining to such LOT Agreements, as follows:

The parties acknowledge that Borrower is in the process of issuing its stock to the public via an Initial Public Offering ("IPO"). Pursuant to such issuance, Borrower filed on November 26, 1997 a Form S-1 Registration Statement with the Securities and Exchange Commission ("SEC"), a complete copy of which has been provided to Lender.

Notwithstanding any representations, warranties, covenants and other assertions made by Borrower in the LOT Agreements, Lender acknowledges and is fully aware that Borrower may not be in compliance with certain laws, regulations, and so forth. Under is also aware of Borrower"s disclosures regarding the same in its Form S-1 Registration Statement filed with the SEC.

Notwithstanding any representations, warranties, covenants and other assertions made by Borrower in the LOT Agreements, Lender acknowledges and is fully aware that just prior to the completion of Borrower's IPO and simultaneous with or subsequent to Borrower's IPO, certain transactions related to ownership, corporate status, distributions, and so forth are anticipated. Lender is also aware of Borrower's disclosures regarding the same in its Form S-1 Registration Statement filed with the SEC. Additionally, Lender acknowledges and is fully aware that certain of the reporting requirements, covenants, and so forth contained in the LOT Agreements will need to be adjusted upon successful completion of Borrower's IP0.

Notwithstanding any representations, warranties, covenants and other assertions made by Borrower in the LOT Agreements, Lender acknowledges and is fully aware that Borrower intends to repay its debt outstanding to the subordinated creditor, Donald A. Yacktman, with proceeds from its IPO. After repayment of the Yacktman debt, Borrower's line of credit from Lender may continue to be outstanding.

Lender acknowledges that information provided to Lender by Borrower pursuant to the LOT Agreements is confidential; and, Lender agrees to keep such information strictly confidential unless it has prior written consent from Borrower to do otherwise.

Acknowledged, Agreed and Accepted:


Lender:                             Borrower:
Zions First National Bank           1-800 CONTACTS, Inc.

By:  /s/ Brett Eliason              By:  /s/ Jonathan Coon
    -------------------------           -------------------------------

    Authorized Officer              Authorized Officer


Date:  1/7/98                       Date.  1/6/98
      -------------                       ---------------

                               PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL        LOAN DATE      MATURITY        LOAN NO     CALL       COLLATERAL    ACCOUNT      OFFICER     INITIALS
$3,000,000.00     01-05-1998     07-31-1998         9003       Y            7420       7057008       11049
==============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------

BORROWER:  1-800 CONTACTS, INC.                                                         LENDER: ZIONS FIRST NATIONAL BANK
           13751 SOUTH WADSWORTH PK DRIVE,                                                      HEAD OFFICE/COMMERCIAL LOANS
           SUITE D-140                                                                          #1 SOUTH MAIN STREET
           DRAPER, UT 84020                                                                     P.O. BOX 25822
                                                                                                SALT LAKE CITY, UT 84125

==============================================================================================================================

Principal Amount: $3,000,000.00                 Initial Rate: 10.000%                           Date of Note: January 5, 1998

PROMISE TO PAY. 1-800 CONTACTS, INC. (Borrower") promises to pay to ZIONS FIRST NATIONAL BANK ("Lender"), or order, In lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,OOO,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this low In one payment of all outstanding principal plus all accrued unpaid Interest on July 31, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid Interest beginning February 1, 1998, and all subsequent Interest payments are due on the same day of each month after that. The annual Interest rate for this Note Is computed on a 365/360 basis; that Is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender"s address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The Interest rate on this Note is subject to change from time to time based on -changes In an Index which is the ZIONS FIRST NATIONAL BANK PRIME RATE (the "Index). "PRIME RATE" MEANS AN INDEX WHICH IS DETERMINED DAILY BY THE PUBLISHED COMMERCIAL LOAN VARIABLE RATE INDEX HELD BY ANY TWO OF THE FOLLOWING BANKS: CHASE MANHATTAN BANK, WELLS FARGO BANK N.A., AND BANK OF AMERICA N.T. & S.A. IN THE EVENT NO TWO OF THE ABOVE BANKS HAVE THE SAME PUBLISHED RATE, THE BANK HAVING THE MEDIAN RATE WILL ESTABLISH LENDERS" PRIME RATE. IF, FOR ANY REASON BEYOND THE CONTROL OF LENDER, ANY OF THE AFOREMENTIONED BANKS BECOMES UNACCEPTABLE AS A REFERENCE FOR THE PURPOSE OF DETERMINING THE PRIME RATE USED HEREIN, LENDER MAY, FIVE DAYS AFTER POSTING NOTICE IN LENDERS OFFICES, SUBSTITUTE ANOTHER COMPARABLE BANK FOR THE ONE DETERMINED UNACCEPTABLE. AS USED IN THIS PARAGRAPH, "COMPARABLE BANK" SHALL MEAN ONE OF THE TEN LARGEST COMMERCIAL BANKS HEADQUARTERED IN THE UNITED STATES OF AMERICA. THIS DEFINITION OF PRIME RATE IS TO BE STRICTLY INTERPRETED AND IS NOT INTENDED TO SERVE ANY PURPOSE OTHER THAN PROVIDING AN INDEX TO DETERMINE THE VARIABLE INTEREST RATE USED HEREIN. IT IS NOT THE LOWEST RATE AT WHICH LENDER MAY MAKE LOANS TO ANY OF ITS CUSTOMERS, EITHER NOW OR IN THE FUTURE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Interest rate change will not occur more often than each DAY. The Index currently Is 8.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the Index, resulting in an Initial rate of 10.000% per annum. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than It Is due. Early payments will not, unless agreed to by Lender In writing, relieve Borrower of Borrower"s obligation to continue to make payments of accrued unpaid Interest Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained In this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower"s property or Borrower"s ability to repay this Note or perform Borrower"s obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower"s behalf Is false or

01-05-1998                     PROMISSORY NOTE                            Page 2
                                 (Continued)

================================================================================

misleading in any material respect either now or at the time made or furnished.
(e) Borrower becomes Insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding Is commenced either by Borrower or against Borrower under policy or Insolvency laws. (f) Any creditor hiss to take any of Borrowees property on or In which Lender has a Men or security Interest. This garnishment of any of Borrower"s accounts with Lender. (g) Any guarantor dies or any of the other events described In this default section h respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower"s financial condition.

If any default, other than a default In payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) If Borrower. after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (16) days; or (b) If the cure requires more than fifteen (15) days, Immediately Initiates steps which Lender deems In Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes an reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid Interest Immediately due, without notice, and then Borrower will pay that amount. Upon default, Including failure to pay upon final maturity, Lender, at Its option, may also, If permitted under applicable law, Increase the variable interest rate on this Note to 4.500 percentage points over the Index. The interest rate Will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys" fees and Lendees legal expenses whether or not there Is a lawsuit, Including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, In addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Utah. If there Is a lawsuit, Borrower agrees upon Lender"s request to submit to the jurisdiction of the courts of SALT LAKE County, the State of Utah. Subject to the provisions on arbitration, this Note shall be governed by and construed In accordance with the laws of the State of Utah.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest In, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower"s right, title and Interest In and to, Borrower's accounts with Lender (whether checking, savings, or some other account), Including without limitation all accounts held jointly with someone else and all accounts Borrower may open In the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security Interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL.  This Note is secured by A COMMERCIAL SECURITY AGREEMENT OF EVEN
DATE.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JONATHAN C. COON, PRESIDENT; JOHN NICHOLS, VICE PRESIDENT; AND SCOTT TANNER, CHIEF FINANCIAL OFFICER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if:; (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION DISCLOSURES

     1.   AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS
          THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

     2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

01-05-1998                     PROMISSORY NOTE                            Page 3
                                 (Continued)

================================================================================

     3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

     4.   PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND
          DIFFERENT FROM COURT PROCEEDINGS.

     5.   ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL
          FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

     6. A PANEL OR ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

     7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

     (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

     (e) At the Lender's option, foreclosure under a deed of trustor mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

01-05-1998                     PROMISSORY NOTE                          Page 4
                                 (Continued)

================================================================================

     (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

LINE OF CREDIT REDUCTION. THE REVOLVING LINE OF CREDIT IN THE AMOUNT OF $3,000,000.00 WILL BE REDUCED ON JANUARY 31, 1998 TO $2,750,000.00, ON FEBRUARY 28, 1998 TO $2,250,000.00, ON MARCH 31, 1998 TO $1,750,000.00, AND ON APRIL 30,
1998 TO $1,000,000.00. IF THE INITIAL PUBLIC OFFERING IS COMPLETED FOR AT LEAST $10,000,000.00, THE LINE OF CREDIT MAY REMAIN AT $1,500,000.00 ON APRIL 30, 1998 AND THEREAFTER.

PRIOR NOTE. THE PROMISSORY NOTE FROM 1-800 LENS-NOW, INC. DBA 1-800 CONTACTS, INC. TO LENDER DATED OCTOBER 1, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change In the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from lability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or Impair, fail to realize upon or perfect Lender's security Interest In the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
I-800 CONTACTS, INC.



By:  /s/ Jonathan C. Coon                     By:   /s/ John F. Nichols
    --------------------------------              ------------------------------
     JONATHAN C. COON, PRESIDENT                    JOHN NICHOLS, VICE PRESIDENT
================================================================================

                    DISBURSEMENT REQUEST AND AUTHORIZATION

-----------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE      MATURITY        LOAN NO     CALL      COLLATERAL    ACCOUNT      OFFICER       INITIALS
$3,000,000.00     01-05-1998    07-31-1998         9003       Y           7420       7057008       11049
=============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------


BORROWER: 1-800 CONTACTS, INC.              LENDER: ZIONS FIRST NATIONAL BANK
          13751 SOUTH WADSWORTH PK DRIVE,           HEAD OFFICE/COMMERCIAL LOANS
          SUITE D-140                               #1 SOUTH MAIN STREET
          DRAPER, UT 84020                          P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

================================================================================

LOAN TYPE. This is a Variable Rate (1.500% over ZIONS FIRST NATIONAL BANK PRIME RATE, making an initial rate of 10-000%), Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on July 31, 1998. This is a secured renewal of the following described indebtedness: THE PROMISSORY NOTE FROM 1-800 LENS-NOW, INC. DBA I-800 CONTACTS, INC. TO LENDER DATED OCTOBER 1, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan Is for:


      [ ]    Personal, Family, or Household Purposes or Personal Investment.

      [X]    Business (including Real Estate Investment).


SPECIFIC PURPOSE. The specific purpose of this loan Is: TO RENEW AND INCREASE REVOLVING LINE OF CREDIT USED TO FINANCE THE PURCHASE OF INVENTORY.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds Will be disbursed until all of Lender"s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:


           Undisbursed Funds:                           $1,979,850.00

           Amount paid to others on Borrower"s behalf.  $1,000,000.00
           $1,000,000.00 RENEW LOAN #7057008-9003

           Told Financed Prepaid Finance Charges:       $   20,150.00
                $20,000-00 Loan Few
                $150.00 Documentation Fee
                                                        -------------

           Note Principal:                              $3,000,000.00


FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement

DISBURSEMENT AUTHORIZATION. BORROWER HEREBY AUTHORizES LENDER TO DISBURSE ANY FUNDS PURSUANT TO FACSIMILE WIRE INSTRUCTIONS WHICH BEAR THE SIGNATURE OF ANY AUTHORIZED SIGNER.

ALLOCATION OF PROCEEDS. THE PROCEEDS OF THIS LOAN WILL BE USED TO RENEW AN OUTSTANDING REVOLVING LINE OF CREDIT. THE CURRENT OUTSTANDING BALANCE AND THE AMOUNT AVAILABLE ARE DESCRIBED ABOVE IN THE SECTION ENTITLED AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER"S FINANCIAL CONDITION AS DISCLOSED IN BORROWER"S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 6, 1998.

BORROWER:

1-800 CONTACTS, INC.


By:  /s/ Jonathan C. Coon                     By:  /s/ John F. Nichols
    --------------------------------              ----------------------------
     JONATHAN C. COON, PRESIDENT                   JOHN NICHOLS, VICE PRESENT

                        CORPORATE RESOLUTION TO BORROW

-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE         MATURITY       LOAN NO       CALL      COLLATERAL    ACCOUNT      OFFICER       INITIALS
$3,000,000.00     01-05-1998       07-31-1998       9003          Y           7420       7057008       11049
===============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------------------------------

BORROWER: 1-800 CONTACTS, INC.              LENDER: ZIONS FIRST NATIONAL BANK
          13751 SOUTH WADSWORTH PK DRIVE,           HEAD OFFICE/COMMERCIAL LOANS
          SUITE D-140                               #1 SOUTH MAIN STREET
          DRAPER, UT 84020                          P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

================================================================================

I, the undersigned Secretary or Assistant Secretary of 1-800 CONTACTS, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Utah as a corporation for profit, with Its principal office at 13761 SOUTH WADSWORTH PK DRIVE, SUITE D-140, DRAPER, UT 84020, and Is duly authorized to transact business in the State of Utah.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on December 29, 1997, at which a quorum was present and voting, or by other duty authorized corporate action in Mu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


       NAMES             POSITIONS                   ACTUAL SIGNATURE
       -----             ---------                   ----------------
       JONATHAN C. COON  PRESIDENT                   X  /s/ Jonathan Coon
                                                      ----------------------

       JOHN NICHOLS      VICE PRESIDENT              X  /s/ John F. Nichols
                                                      ----------------------

       SCOTT TANNER      CHIEF FINANCIAL OFFICER     X  /s/ Scott Tanner
                                                      ----------------------


acting for and on behalf of the Corporation and as Its act and dead be, and they hereby are, authorized and empowered:

   Borrow Money. To borrow from time to time from ZIONS FIRST NATIONAL BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as In their judgment should be borrowed, without limitation.

   Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lendees forms, at such rates of Interest and on such liens as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals. extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evIdence of credit accommodations.

   Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further Indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or In which the Corporation now or hereafter may have an Interest, including without Imitation all real property and all personal property (tangible or Intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness Is incurred, or at any other time or times, and may be either In addition to or In lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

   Execute Security Documents. To execute and delver to Lender the forms of mortgage. deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written Instruments, any chattel paper, or any other collateral, of any kind or nature, which they may In their discretion deem reasonably necessary or proper In connection with or pertaining to the giving of the Bons and encumbrances.

01-05-1998             CORPORATE RESOLUTION TO BORROW                   Page 2
                                 (Continued)

===============================================================================

   Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptance, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation In which the Corporation my have an Interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds dGdvGd therefrom as they may deem advisable.

   Further Acts. In the case of Ones of credit, to designate additional or alternate Individuals as being authorized to request advances thereunder, and In all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their designation deem reasonably necessary or proper In order to carry Into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit unfit Lender receNes written notice of revocation of their authority, JONATHAN C. COON, PRESIDENT; JOHN NICHOLS, VICE PRESIDENT; and SCOTT TANNER, CHIEF FINANCIAL OFFICER.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in fun force and effed and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation"s agreements or commitments in effect at the time notice Is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender' address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change In the name of the Corporation, (b) change In the assumed business name(s) of the Corporation, (c) change In the management of the Corporation,, (d) change In ft authorized signer(s), (e) conversion of the Corporation to a now or different type of business entity, or (0 change In any other aspect of the Corporation that directly or Indirectly relates to any agreements between the Corporation and Lender. No change In the name of the Corporation will take effect until after Lender has been notified.


I FURTHER CERTIFY that the officers, employees, and agents named above are duty elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are In full force and effect and have not been modified or revoked In any manner whatsoever. The Corporation has no corporate seal. and therefore, no seal Is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on January 5, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

                CERTIFIED AND ATTESTED TO:


                X   /s/ John F. Nichols
                 ---------------------------------------------------------------

                X   /s/ Scott Tanner
                 ---------------------------------------------------------------

Note: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

                             COMMERCIAL GUARANTY

------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE      MATURITY      LOAN NO      CALL       COLLATERAL     ACCOUNT     OFFICER      INITIALS
                                                             Y            7420        7057008      11049
==============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------

BORROWER:  1-800 CONTACTS, INC.             LENDER: ZIONS FIRST NATIONAL BANK
           13751 SOUTH WADSWORTH PK DRIVE,          HEAD OFFICE/COMMERCIAL LOANS
           SUITE D-140                              #1 SOUTH MAIN STREET
           DRAPER, UT 84020                         P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

GUARANTOR: JOHN NICHOLS
           13761 SOUTH WADSWORTH PARK DR. #140
           DRAPER, UT 84020

================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty Is Three Million & 00/100 Dollars ($3,000,000.00).

CONTINUING GUARANTY. For good and valuable consideration, JONATHAN C. COON ("Guarantor") absolutely and unconditionally guarantees and promises to pay to ZIONS FIRST NATIONAL BANK ("Lender") or Its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of I-800 CONTACTS, INC. ("Borrower") to Lender on the terms and conditions set forth In this Guaranty. The obligations of Guarantor under this Guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used In this Guaranty:

   Borrower.  The word "Borrower" means 1-800 CONTACTS, INC..

   Guarantor.  The word "Guarantor" means JONATHAN C. COON.

   Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated January 5, 1998.

   Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and Indebtedness to Lender, now existing or hereinafter Incurred or created, including, without Imitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily Incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

   Lender. The word "Lender" means ZIONS FIRST NAT10NAL BANK, its successors and assigns.

   Related Documents. The words "Related Documents" mean and Include without incitation all promise notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust and all other Instruments, agreements and documents, whether now or hereafter existing, executed In connection with the Indebtedness.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time $3,000,000.00 plus all costs and expenses of
(a) enforcement of this Guaranty and (b) collection and sale of any collateral securing this Guaranty.

The above limitation on liability Is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains In force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor In connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter Incurred or contracted.

01-05-1998                   COMMERCIAL GUARANTY                        Page 2
                                 (Continued)

================================================================================

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue In full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.
Guarantees written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may desIgnate In writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not Include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness An renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or Incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty In the same manner In which Guarantor might have terminated It and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not effect the liability of any remaining Guarantors under this Guaranty. It Is anticipated that fluctuations may occur In the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty Is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to after, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of Interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guarantor; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guaranty has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any

01-05-1998                   COMMERCIAL GUARANTY                        Page 3
                                 (Continued)

================================================================================

kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy with Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives and agrees not to assert or take advantage of (a) any right (including the right, if any, under Utah's one-action rule as set forth in Utah Code Annotated, 1953, Section 78-37-1) to require Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor; (b) the release or surrender of any security held for the payments of the Indebtedness; or (c) any defense based upon an election of remedies (including, if available, an election of remedies to proceed by non-judicial foreclosure) by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account of deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of set off may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in doing so. Every right of setoff and security shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may nor or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financial statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are part of this Guaranty:

     AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County,

01-05-1998                   COMMERCIAL GUARANTY                         Page 4
                                 (Continued)

================================================================================

State of Utah. Subject to the provisions on arbitration, this Guaranty shall be governed by and construed in accordance with the laws of the Stale of Utah.

ARBITRATION DISCLOSURES:

     1. AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

     2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

     3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

     4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

     5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

     6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

     7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

     (a) Any controversy or claim between or among the parties, Inducting but not limited to those arising out of or relating to this Agreement or any agreements or Instruments relating hereto or delivered In connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration In accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or Instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, If the controversy or claim Is not submitted to arbitration as provided and limited in subparagraph (a) hereto, al decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the refers(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees including reasonable attorneys" fees, administrative fees, arbitrators" few, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receivers either during the pendency of ft arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following arbitration: the arbitration or reference award is binding upon the parties only If the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit. either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; If such legal action Is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

01-05-1998                   COMMERCIAL GUARANTY                         Page 5
                                 (Continued)

================================================================================

     (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration If any other party contests such action for judicial relief.

     (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and Interpretation of this arbitration paragraph.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred In connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there Is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and inducing efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the Court.

Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited In the United States mail, first class postage prepaid, addressed to the party to whom the notice Is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be In writing and shall be effective only upon delivery to Lender as provided above In the section tilled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there Is more khan one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower, and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor, "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent Jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

TAX RETURNS. GUARANTOR SHALL PROVIDE TO LENDER COPIES OF GUARANTOR'S ANNUAL FEDERAL INCOME TAX RETURNS, INCLUDING ALL SCHEDULES, WITHIN 15 DAYS OF WHEN SUCH RETURNS ARE FILED.

FINANCIAL STATEMENTS. GUARANTOR SHALL PROVIDE TO LENDER GUARANTOR'S ANNUAL PERSONAL FINANCIAL STATEMENT WITHIN 30 DAYS OF THE END OF EACH CALENDAR YEAR, SUCH STATEMENTS SHALL BE IN FORM AND CONTENT ACCEPTABLE TO LENDER.

01-05-1998                  COMMERCIAL GUARANTY                          Page 6
                                 (Continued)

================================================================================

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING REAL ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 5, 1998.

GUARANTOR:


X   /s/ John Nichols
 -------------------------
    JOHN NICHOLS

                             COMMERCIAL GUARANTY

--------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL        LOAN DATE        MATURITY         LOAN NO        CALL       COLLATERAL     ACCOUNT     OFFICER     INITIALS
                                                                     Y            7420        7057008      11049
================================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------------------------

BORROWER:  1-800 CONTACTS, INC.             LENDER: ZIONS FIRST NATIONAL BANK
           13751 SOUTH WADSWORTH PK DRIVE,          HEAD OFFICE/COMMERCIAL LOANS
           SUITE D-140                              #1 SOUTH MAIN STREET
           DRAPER, UT 84020                         P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

GUARANTOR: JONATHAN C. COON
           14185 SOUTH ORGIL BAND ROAD
           DRAPER, UT 84020

================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty Is Three Million & 00/100 Dollars ($3,000,000.00).

CONTINUING GUARANTY. For good and valuable consideration, JOHN NICHOLS ("Guarantor") absolutely and unconditionally guarantees and promises to pay to ZIONS FIRST NATIONAL BANK (Lender") or Its order, In legal tender of the United States of America, the Indebtedness (as that term Is defined below) of 1-800 CONTACTS, INC. ("Borrower") to Lender on the terms and conditions set forth In this Guaranty. The obligations of Guarantor under this Guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used In this Guaranty:

   Borrower.  The word "Borrower" means I-800 CONTACTS, INC..

   Guarantor.  The word "Guarantor" means JOHN NICHOLS.

   Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated January 5, 1998.

   Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrowees liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter Incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft Indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surely; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever, and whether the Indebtedness arises from transactions which may be voidable on account of Infancy, insanity, ultra vires, or otherwise.

   Lender. The word "Lender" means MONS FIRST NATIONAL BANK, its successors and assigns.

   Related Documents. The words "Related Documents" mean and Include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements. guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one lIne $3,000,000.00 plus all costs and expenses of
(a) enforcement of this Guaranty and (b) collection and sale of any collateral securing this Guaranty.

The above limitation on liability Is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or Invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the term of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantees liability under this Guaranty shall be open and continuous for so long as this Guaranty remains In force. Guarantor Intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth In the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter Incurred or contracted.

1-05-1998                    COMMERCIAL GUARANTY                         Page 2
                                 (Continued)

================================================================================

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue In full force until all Indebtedness Incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed In full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.
Guarantees written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate In writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, Including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or Incapacity of Guarantor, regardless of Lender"s actual notice of Guarantor's death. Subject to the foregoing, Guarantors executor or adagnistrator or other legal representative may terminate this Guaranty In the same manner in which Guarantor might have terminated It and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It Is anticipated that fluctuations may occur In the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions In the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty Is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, Without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to after, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, Including Increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guarantor; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guaranty has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with

1-05-1998                    COMMERCIAL GUARANTY                         Page 3
                                 (Continued)

================================================================================

the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy with Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives and agrees not to assert or take advantage of (a) any right (including the right, if any, under Utah's one-action rule as set forth in Utah Code Annotated, 1953, Section 78-37-1) to require Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor; (b) the release or surrender of any security held for the payments of the Indebtedness; or (c) any defense based upon an election of remedies (including, if available, an election of remedies to proceed by non-judicial foreclosure) by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account of deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of set off may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in doing so. Every right of setoff and security shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may nor or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financial statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are part of this Guaranty:

     AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Guarantor agrees upon Lender"s request to submit to the jurisdiction of the courts of SALT LAKE County, State of Utah. Subject to the provisions on arbitration, this Guaranty shall be governed by and construed in accordance with the laws of the State of Utah.

ARBITRATION DISCLOSURES:

1-05-1998                    COMMERCIAL GUARANTY                         Page 4
                                 (Continued)

================================================================================

     1.   AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS
          THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

     2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

     3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

     4.   PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND
          DIFFERENT FROM COURT PROCEEDINGS.

     5.   ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL
          FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

     6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

     7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

     (a) Any controversy or claim between or among the parties, Including but not It miled to those arising out of or retailing to this Agreement or any agreements or instruments relating hereto or delivered In connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted In Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable In a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or Instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, If the controversy or claim is not submitted to arbitration as provided and limited In subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 63 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected In accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable In the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable In the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (Including reasonable attorneys" fees, administrative fees, arbitrators" fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, Injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered In any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); If the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

     (e) At the Lendees option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

1-05-1998                    COMMERCIAL GUARANTY                         Page 5
                                 (Continued)

================================================================================

     (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, Including reasonable attorneys' fees and Lender's legal expenses, Incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, inducing reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Notices. An notices required to be given by either party to the other under this Guaranty shall be In writing, may be sent by telefacsimile (unless otherwise required by law), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited In the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other In writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender Informed at all times of Guarantor's current address.

Interpretation. In all cases where there Is more than one Borrower or Guarantor, then all words used In this Guaranty in the singular shall be deemed to have been used In the plural where the context and construction so require; and where there Is more than one Borrower named In this Guaranty or when this Guaranty Is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" Include the heirs, successors, assigns, and transferees of each of them. Caption headings In this Guaranty are for convenience purposes only and are not to be used to Interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be Invalid or unenforceable as to any person or circumstance, such finding shall not render that provision Invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty In all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

TAX RETURNS. GUARANTOR SHALL PROVIDE TO LENDER COPIES OF GUARANTOR'S ANNUAL FEDERAL INCOME TAX RETURNS, INCLUDING ALL SCHEDULES, WITHIN 15 DAYS OF WHEN SUCH RETURNS ARE FILED.

FINANCIAL STATEMENTS. GUARANTOR SHALL PROVIDE TO LENDER GUARANTOR'S ANNUAL PERSONAL FINANCIAL STATEMENT WITHIN 30 DAYS OF THE END OF EACH CALENDAR YEAR, SUCH STATEMENTS SHALL BE IN FORM AND CONTENT ACCEPTABLE TO LENDER.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING REAL ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 5, 1998.

GUARANTOR:


X  /s/ Jonathan C. Coon
 ----------------------------
   JONATHAN C. COON

                           SUBORDINATION AGREEMENT

-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL        LOAN DATE       MATURITY       LOAN NO      CALL      COLLATERAL     ACCOUNT      OFFICER      INITIALS
$3,000,000.00      01-05-1998     07-31-1998        9003        Y           7420        7057008       11049
===============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------------------------------


BORROWER:  1-800 CONTACTS, INC.             LENDER: ZIONS FIRST NATIONAL BANK
           13751 SOUTH WADSWORTH PK DRIVE,          HEAD OFFICE/COMMERCIAL LOANS
           SUITE D-140                              #1 SOUTH MAIN STREET
           DRAPER, UT 84020                         P.O. BOX 25822
                                                    SALT LAKE CITY, UT 84125

CREDITOR:  DONALD A. YACKTMAN
           303 WEST MADISON STREET
           CHICAGO, IL 60606

================================================================================

THIS SUBORDINATION AGREEMENT Is entered Into among 1-800 CONTACTS, INC. ("Borrower"), whose address is 13751 SOUTH WADSWORTH PK DRIVE, SUITE D-140, DRAPER, UT 84020; ZIONS FIRST NATIONAL BANK ("Lender"), whose address is #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84126; and DONALD A. YACKTMAN ("Creditor"), whose address is 303 WEST MADISON STREET, CHICAGO, IL 60606. As of this date, January 6, 1998, Borrower is indebted to Creditor in the aggregate amount of One Million Seven Hundred Thirteen Thousand Fifteen & 00/100 Dollars ($1,713,015.00). This amount is the total indebtedness of every kind from Borrower to Creditor. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (a) new credit or loan advances, (b) an extension of time to pay or other compromises regarding all or part of Borrower"s present Indebtedness to Lender, or (c) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. Based on the representations and acknowledgments contained In this Agreement, Creditor and Borrower agree with Lender as follows:

DEFINITIONS. The following words shag have the following meanings when used In this Agreement. Terms no( otherwise defined in this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shag mean amounts in lawful money of the United States of America.

   Agreement. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

   Borrower.  The word "Borrower" means I-800 CONTACTS, INC..

   Creditor.  The word "Creditor" means DONALD A. YACKTMAN.

   Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

   Security Interest. The words "Security Interest" mean and Include without Initiation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien Interest whatsoever, whether created by law, contract, or otherwise.

   Subordinated Indebtedness. The words "Subordinated Indebtedness" mean and Include without limitation all present and future Indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Creditor. The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and reasonable attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral If the owner falls to do so), all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever.

   Superior Indebtedness. The words "Superior Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Lender. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and reasonable attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner falls to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower"s accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any native whatsoever.

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired. In any of Borrower"s real property or personal property, Creditor also subordinates all its Security Interests to all Security Interests hold by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later.

01-05-1998                 SUBORDINATION AGREEMENT                        Page 2
                                 (Continued)

================================================================================

PAYMENTS TO CREDITOR. Except as provided below, Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness Is owing to Lender, (a) any payment upon any Subordinated Indebtedness, (b) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or
(c) any transfer of any assets as security for the Subordinated Indebtedness. Notwithstanding the foregoing, Borrower may make regularly scheduled payments of interest only to Creditor so long as Borrower is not in default under any agreement between Lender and Borrower. Creditor may not accelerate any amounts owed to Creditor without Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or Involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any Indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, Insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (a) the Superior Indebtedness shall be paid In full before any payment Is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether In cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shag be paid or delivered directly to Lender for application In payment of the amounts then due on the Superior indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish Its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor"s records as may pertain to the Subordinated Indebtedness, and execute such Instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim nor or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor or Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement; (b) this Agreement is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (d) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor Information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower; (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

01-05-1998                 SUBORDINATION AGREEMENT                       Page 3
                                 (Continued)

================================================================================

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (a) make one or more additional secured or unsecured loans to Borrower; (b) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (e) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (f) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine and (g) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement is hereby authorized to preserve such priority and subordination in approving any such plan of reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only Indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

PAYMENT OF INDEBTEDNESS TO CREDITOR. NOTWITHSTANDING THE RESTRICTIONS ON PAYMENTS AS DESCRIBED IN THE SECTION ENTITLED PAYMENTS TO CREDITOR ABOVE, BORROWER WILL BE ALLOWED TO PAY THE SUBORDINATED INDEBTEDNESS SOLELY FROM THE PROCEEDS OF THE INITIAL PUBLIC OFFERING.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

   APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, State of Utah. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Utah. No provision contained in this Agreement shall be construed (a) as requiring Lender to grant to Borrower or to Creditor any financial assistance or other accommodations, or (b) as limiting or precluding Lender from the exercise of Lender's own judgment and discretion about amounts and times of payment in making loans or extending accommodations to Borrower.

   AMENDMENTS. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender, Borrower, and Creditor.

   ARBITRATION DISCLOSURES:

      1.   AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS
           THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

      2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

      3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

01-05-1998                SUBORDINATION AGREEMENT                         Page 4
                                 (Continued)

================================================================================

   4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

   5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

   6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

   7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

   (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

   (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered In connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 63 of the Federal Rules of Civil Procedure or Rule 63 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association In the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth In subparagraph (c) hereto.

   (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable In the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable In the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receivers either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

   (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award Is binding upon the parties only If the amount does not exceed Four Million Dollars ($4,000,000.00); If the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration few, attorneys' fees, interest, and all other related costs.

   (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

   (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and Interpretation of this arbitration paragraph.

Attorneys' Fees; Expenses. Creditor and Borrower agree to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lendees legal expenses. incurred In connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses Include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

01-05-1998                 SUBORDINATION AGREEMENT                        Page 5
                                 (Continued)

================================================================================

Successors. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given In writing and signed by Lender. No delay or emission on the part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender"s rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender Is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent Instances where such consent is required and In all cases such consent may be granted or withheld in the sole discretion of Lender.


BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 6, 1998.

BORROWER:

1-800 CONTACTS, INC.


By:  /s/ Jonathan C. Coon                    By:
   -----------------------------------          --------------------------------
     JONATHAN C. COON, PRESIDENT                   JOHN NICHOLS, VICE PRESIDENT

CREDITOR:                                    LENDER:

DONALD A. YACKTMAN                           ZIONS FIRST NATIONAL BANK

/s/ Donald A. Yacktman                       By:
--------------------------------------          --------------------------------
Creditor's Signature                               Authorized Officer

================================================================================

                              LANDLORD'S CONSENT

------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL       LOAN DATE        MATURITY      LOAN NO        CALL        COLLATERAL     ACCOUNT     OFFICER      INITIALS
                                                                  Y             7420        7057008      11049
==============================================================================================================================
References in the shaded area are for Lender"s use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------


BORROWER: 1-800 CONTACTS, INC.              LENDER: ZIONS FIRST NATIONAL BANK
          13751 SOUTH WADSWORTH PK DRIVE,           HEAD OFFICE/COMMERCIAL LOANS
          SUITE D-140                               #1 SOUTH MAIN STREET
          DRAPER, UT 84020                          P.O. BOX 25822

================================================================================

THIS LANDLORD'S CONSENT is entered into among 1-800 CONTACTS, INC. (Borrower"), whose address is 13751 SOUTH WADSWORTH PK DRIVE, SUITE D-140, DRAPER, UT 84020; ZIONS FIRST NATIONAL BANK ("Lender"), whose address Is #1 SOUTH MAIN STREET, P.O. BOX 26822, SALT LAKE CITY, UT 84125; and STANLEY BIRD ("Landlord"), whose address is 10762 SOUTH SAVANNAH DRIVE, SANDY, UT. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security Interest or other interest in the Collateral. Some or all of the Collateral my be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest In the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used In this Agreement. Terms not otherwise defined In this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   Agreement. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from firm to time.

   Borrower.  The word "Borrower" means 1-800 CONTACTS, INC..

   Collateral. The word "Collateral" means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, Including without limitation the following specific property.

   All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles

   Landlord. The word "Landlord" means STANLEY BIRD. The term "Landlord" is used for convergence purposes only. Landlord's interest in the Promises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

   Lease. The word "Lease" means that certain lease of the Premises, dated ____________ between Landlord and Borrower.

   Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK its successors and assigns.

   Loan. The word "Loan" means the loan, or any other financial accommodations, Lender has made or Is making to Borrower.

   Premises. The word "Premises" means the real property located in UTAH County, State of Utah, commonly known as 33 EAST 12676 SOUTH, DRAPER, UT 84020.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lendees security Interest (or other interest) in the Collateral and disclaims all interests, hens and claims which Landlord now has or may hereafter acquire In the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lendees security Interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender In this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral In such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, Include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or calms to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord Is other than an Individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to

01-05-1998                   LANDLORD'S CONSENT                           Page 2
                                 (Continued)


================================================================================

Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan Indebtedness. No delay or omission on the part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lendees right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one Instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 6, 1998.

BORROWER:

1-800 CONTACTS, INC.


By:                                      By:
   ------------------------------           ----------------------------------
JONATHAN C. COON, PRESIDENT              JOHN NIGHOLS, VICE PRESIDENT

LANDLORD:                                LENDER:

STANLEY BIRD                             ZIONS FIRST NATIONAL BANK


/s/ Stanley Bird                         By:
---------------------------------           ----------------------------------
Landlord's Signature                     Authorized Officer

================================================================================